                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 2001
                                                         ----------------



                           BIOGAN INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


        Delaware                     0-31479                    58-1832055
----------------------------         -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)



                     7213 Potomac Drive, Boise, Idaho     83704
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (208) 376-8500
                                                  ----------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On July 27, 2001, Biogan International, Inc. (the "Company") was advised by its newly appointed legal counsel licensed to practice in the People's Republic of China (the "PRC"), that the transactions contemplated in the Asset Purchase Agreement, effective as of July 1, 2000, between the Company and Hechi Industrial Co., Ltd. ("Hechi"), and the Cooperative Joint Venture Contract, dated January 27, 2000, between the Company and Hechi, may not be in compliance with certain regulatory laws of the PRC and, therefore, may not be valid.

         Both the Company and Hechi remain committed to the terms contained in the Cooperative Joint Venture Contract and the Asset Purchase Agreement, and intend to work diligently with local and United States counsel, and representatives of Hechi to resolve this matter.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 2001                          BIOGAN INTERNATIONAL, INC.


                                              By: /s/ GILLES LAVERDIERE
                                              ----------------------------------
                                              Gilles LaVerdiere, Chief Executive
                                              Officer and President







                                      -3-